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                                                                    EXHIBIT 10.9

CERTIFICATE OF AMENDMENT                             ENDORSED - FILED
            OF                           IN THE OFFICE OF THE SECRETARY OF STATE
ARTICLES OF INCORPORATION                      OF THE STATE OF CALIFORNIA

                                                     JANUARY 28 2000

The undersigned certify that:

1. They are the President and the secretary, respectively, of Myo Diagnostics, Inc., a California corporation.

2. Article 1 of the Articles of Incorporation of this corporation is amended to read as follows:

     1. The name of this corporation is MPR HEALTH SYSTEMS INC.

3. The foregoing amendment of Articles of Incorporation has been duly approved by the board of directors.

4. The foregoing amendment of Articles of Incorporation has been duly approved by the required vote of shareholders in accordance with Section 902, California Corporations Code. The total number of outstanding shares of the Corporation is 9,973,370.* The number of shares voting in favor of the amendment equaled or exceeded the vote required. The percentage vote required was more than 50%.

We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our own knowledge.

Date: January 10, 2000                              /s/ GERALD APPEL
                                        ----------------------------------------
                                                (Signature of President)

                                                      GERALD APPEL
                                        ----------------------------------------
                                                  (Name of President)

                                                   /s/ WAYNE COCKBURN
                                        ----------------------------------------
                                                (Signature of Secretary)

                                                     WAYNE COCKBURN
                                        ----------------------------------------
                                                  (Name of Secretary)


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                                    A0540379


                              STATE OF CALIFORNIA         [SEAL OF THE OFFICE
                               SECRETARY OF STATE          OF THE SECRETARY
                                                               OF STATE]

     I, BILL JONES, Secretary of State of the State of California, hereby certify:

     That the attached transcript of 2 page(s) has been compared with the record on file in this office, of which it purports to be a copy, and that it is full, true and correct.


                                        IN WITNESS WHEREOF, I execute this
[SEAL OF THE STATE                        certificate and affix the Great Seal
  OF CALIFORNIA]                          of the State of California this day of

                                                       MAR -3, 2000
                                                       ------------

                                                       /s/ Bill Jones

                                                     Secretary of State